INCENTIVE  STOCK  PLAN  -AHC.DOC
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of report: August 31, 1999


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)




             Delaware             0-19266                 23-1370721
         (State or Other       (Commission              (IRS  Employer
         Jurisdiction of        File Number)           Identification  No.)
         Incorporation)



      1720  Sublette  Avenue
      St.  Louis,  MO                                       63110
     (Address of Principal Executive Offices)            (Zip  Code)



                                 (314) 771-2400
              (Registrant's telephone number, including area code)

ITEM  5.     OTHER  EVENTS.


     On August 24 ,1999, the Board of Directors of Allied Healthcare Products, Inc. approved Allied Healthcare Products, Inc. 1999 Incentive Stock Plan (ISP). The ISP is established to encourage eligible employees to acquire common stock of the company. The directors believe that the ISP will stimulate employees' efforts on the company's behalf; strengthen employees' desire to remain with the company; encourage employees to have a greater personal financial investment in the company; and aid the company in recruiting and retaining qualified executive employees. Directors also believe the ISP is in the interest of the company and its stockholders. A copy of the ISP is incorporated herein by reference and attached hereto as Exhibit 1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALLIED  HEALTHCARE  PRODUCTS,  INC.


     Date:  August 31, 1999           By:       /s/ Thomas A. Jenuleson, CFO
                                          -------------------------------------
                                          Name: Thomas A.  Jenuleson
                                          Title: Acting Chief Executive Officer

                                 EXHIBIT  INDEX


Exhibit  No.         Description                        Page  No.
------------         -----------                        ---------

1.                  1999  Incentive  Stock  Plan            5
                    approved  August  24,  1999